Exhibit 10.1

Certain portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. Information that has been omitted has been noted in this document with a placeholder identified by the term “{redacted}”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	6
2. AMENDMENT/MODIFICATION NO. P00005	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. See Schedule	5. PROJECT NO. (If applicable) ASPR-20-01588
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES,INC. 31 East 62nd street NEW YORK NY 100658446	(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
10B. DATED (SEE ITEM 13) 09/10/2018
CODE 1385150	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers☐ is extended.  ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning    __________  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $101,296,530.00 See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x	C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.217-7 Option for Increased Quantity – Separately Priced Line item
D.OTHER (Specify type of modification and authority)
E. IMPORTANT:Contractor☐ is not☒ is required to sign this document and return ________1_____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

DUNS Number: 932651516

The purpose of this Firm Fixed—Price modification P00005 is to:

1) Fund contract option sub—CLINS 0009b through d, in the amount of $101,296,530.00 under CLIN 0009 exercised by modification P00002.

2) Administratively correct Article B.2 CLIN 0006 extended total (see attachment 1)

3) Revise Article B.3 Option Prices (see Attachment 1)

4) Revise Article G.1 (see Attachment 1)

All other terms and conditions remain unchanged as a result of this modification.

Amount obligated by Mod P0005: $101,296,530.00(exercise option CLINS 0009b,c,d)
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E Hruby	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ROSEMARY HILL, Chief Administrative Contracting Officer
Previous edition unusable	STANDARD FORM 30 (REV.11/2016)
Prescribed by GSA FAR (48 CFR) 53.243
15B. CONTRACTOR/OFFEROR /s/ Dennis E Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 28 Apr 2020	16B. UNITED STATES OF AMERICA Rosemary Hill – S Digitally signed by Rosemary Hill – S Date: 2020.04.29 08:57:43-04’00’ (Signature of Contracting Officer)	16C. DATE SIGNED 29 April 2020
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00005	PAGE OF
2	6
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Revised CX amount:$178,806,295.00 Period of Performance: 04/23/2020 to 04/22/2021 Add Item 4 as follows:
4	{redacted} Add Item 5 as follows:	43,999,974.00
5	{redacted} Add Item 6 as follows:	57,099,861.00
6	{redacted} Continued ...	196,695.00

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00005			PAGE OF
				3	6
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
{redacted}
NSN	7540-01-152-8067			Optional Form 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110